UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

DIEGO PELLICER WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-189731	33-1223037
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Diego Pellicer Worldwide, Inc.

9030 Seward Park Ave, S, #501,

Seattle, WA 98118

(Address of principal executive

offices)

(516) 900-3799

(Registrant’s Telephone Number)

Copy of all Communications to:

Joseph J. Tomasek, Esq.

74 Linden Avenue

Verona, New Jersey 07044

phone: 973-224-1061

Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-189731

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class

to be so registered

 Common Shares, par value $0.000001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

Diego Pellicer Worldwide, Inc. (the “Registrant”) hereby incorporates by reference the description of its common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Registration Statement on Form S-1/A (File No. 333-189731), as amended and filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 20, 2015 (the “Registration Statement”).

Item 2. Exhibits

The following exhibits are incorporated herein by reference:

Exhibit Description	Reference

3.1 Certificate of Incorporation	Incorporated herein by reference to Exhibit 3.1 to our Form S-1 filed on July 1 2013.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Diego Pellicer Worldwide, Inc..

Date: July 7, 2017	By:	/s/ Ron Throgmartin
	Name:	Ron Throgmartin
	Title:	President

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